SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                January 31, 2000


                    USA GROUP SECONDARY MARKET SERVICES, INC.
             (Exact name of registrant as specified in its charter)



            Delaware                   333-77301                35-1872185
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   State or other jurisdiction   Commission File Number        IRS Employer
         of incorporation                                  Identification Number


             30 South Meridian Street, Indianapolis, Indiana 46204-3503
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                     Address of principal executive offices



   Registrant's telephone number, including area code  (317) 951-5526
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Item 1.   Not Applicable

Item 2.   Not Applicable

Item 3.   Not Applicable

Item 4.   Not Applicable

Item 5. The Registrant hereby submits the following documents in relation to the SMS Student Loan Trusts with respect to risk weight letters:

          1.  20% Risk Weight Press Release dated February 1, 2000
          2.  20% Risk Weight Letter - Federal Reserve System
          3.  20% Risk Weight Letter - FDIC
          4.  20% Risk Weight Letter - Comptroller of the Currency
          5.  20% Risk Weight Letter - Office of Thrift Supervision
          6.  20% Risk Weight Letter - Financial Services Authority, UK
          7.  20% Risk Weight Letter - Bundesaufsichtsamt Fur Das Kredit
          8.  20% Risk Weight Letter - De Nederlandsche Bank, Amsterdam

Item 6.   Not Applicable

Item 7.   Not Applicable

Item 8.   Not Applicable

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                                 EXHIBIT INDEX

Exhibit No.
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EX - 99.1 20% Risk Weight Press Release  dated  February 1, 2000 with respect to risk weight letters
EX - 99.2 20% Risk Weight Letter - Federal Reserve System
EX - 99.3 20% Risk Weight Letter - FDIC
EX - 99.4 20% Risk Weight Letter - Comptroller of the Currency
EX - 99.5 20% Risk Weight Letter - Office of Thrift Supervision
EX - 99.6 20% Risk Weight Letter - Financial Services Authority, UK
EX - 99.7 20% Risk Weight Letter - Bundesaufsichtsamt Fur Das Kreditwesen
EX - 99.8 20% Risk Weight Letter - De Nederlandsche Bank, Amsterdam